UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2024
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mondelēz International, Inc. 2024 Performance Incentive Plan

As reported below, at the annual meeting of shareholders of Mondelēz International, Inc. (the “Company”) on May 22, 2024, our shareholders approved the Mondelēz International, Inc. 2024 Performance Incentive Plan (the “2024 PIP”). The 2024 PIP is described in more detail in the Company’s 2024 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on April 5, 2024.

The foregoing description and the summary of the 2024 PIP contained in the Proxy Statement are qualified in their entirety by the full text of the 2024 PIP which was filed as Exhibit 4.3 to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 22, 2024, and is incorporated herein by reference.

Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan

On May 22, 2024, the Board of Directors of the Company (the “Board”) approved an amendment (the “2005 PIP Amendment”) to the Mondelēz International, Inc. Amended and Restated 2005 Performance Incentive Plan (the “2005 PIP”) to align the treatment of outstanding equity awards upon a Change in Control (as defined in the 2005 PIP) with the treatment of equity awards specified in the 2024 PIP. Pursuant to the 2005 PIP Amendment, upon a Change in Control of the Company:

a.Any Long-Term Incentive Grants (as defined in the 2005 PIP) will be converted into time-based deferred stock units (“DSUs”) based on the higher of target or actual performance as of the latest practicable date prior to the Change in Control. Such DSUs will have a scheduled vesting date of the last day of the original performance cycle of the corresponding Long-Term Incentive Grant;
b.All equity awards (including Long-Term Incentive Grants converted into DSUs) that are assumed or replaced by the successor corporation will remain outstanding and be governed by their respective terms following the Change in Control;
c.If a participant’s employment is terminated by the Company without Cause or by such Participant for Good Reason (as such terms are defined in the 2005 PIP) within two years after the Change in Control, or if a non-employee director’s service as a member of the Board ceases within one year after the Change in Control, then all outstanding assumed or replaced grants will accelerate and all stock options and stock appreciation rights will remain exercisable until the expiration of the original full term; and
d.If outstanding equity awards are not assumed or replaced in connection with the Change in Control, then such awards will vest and all stock options and stock appreciation rights will remain exercisable until the expiration of the original full term.

The foregoing description of the 2005 PIP Amendment is qualified in its entirety by reference to the full text of the 2005 PIP Amendment, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2024.

Mondelēz International, Inc. Change in Control Plan for Key Executives

On May 21, 2024, in connection with a review of the Company’s change in control and severance programs, the People and Compensation Committee of the Company (the “Committee”) approved a restatement (the “CIC Plan Restatement”) of the Mondelēz International, Inc. Change in Control Plan for Key Executives (the “CIC Plan”). All of the Company’s Section 16 officers, along with any other employee designated by the Committee, are eligible to participate in the CIC Plan. In addition to other administrative and clarifying changes, the CIC Plan Restatement made the following changes to the CIC Plan:

a.Clarify the treatment of annual incentive awards the participant is eligible to receive under the Company’s annual incentive program (“Annual Bonus”) as follows: (i) upon a Change in Control (as defined in the CIC Plan) of the Company, participants will be eligible to receive a lump sum cash payment within 30 days after the Change in Control equal to the Annual Bonus the participant would have received for the fiscal year during which the Change in Control occurs, based on the higher of target or actual performance as of immediately prior to the Change in Control, which shall be prorated if less than 50% of the fiscal year has elapsed prior to the Change in Control (the “In-Flight Bonus”), and (ii) upon a qualifying termination in connection with a Change in Control, participants will be eligible to receive (x) any unpaid Annual Bonus for the fiscal year completed prior to the date of the Change in Control based on actual performance, and (y) a pro-rated target Annual Bonus for the year of termination, which will be reduced by the amount of any In-Flight Bonus if such termination occurs during the same year as the Change in Control; and

b.Provide the following additional severance benefits upon a qualifying termination in connection with a Change in Control: (i) a lump sum cash payment equal to the amount of employer matching contributions that the participant would have been vested in under the Mondelēz Global LLC Thrift Plan if the participant had remained fully employed for 24 months following the termination, and (ii) any repayment obligations of the participant with respect to any sign-on or similar bonus will be deemed waived.

The foregoing description of the CIC Plan Restatement is qualified in its entirety by reference to the full text of the CIC Plan, as restated, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the period ending June 30, 2024.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2024, we held our annual meeting of shareholders. A total of 1,171,912,711 shares of our Class A Common Stock, or 87.12% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 11 directors to each serve a one-year term until our 2025 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:
		For	Against	Abstain	Broker Non-Votes
	a. Cees ‘t Hart	1,029,663,187	17,842,713	3,353,135	121,053,675
	b. Charles E. Bunch	999,958,106	47,395,278	3,505,650	121,053,675
	c. Ertharin Cousin	1,029,289,903	16,189,549	5,379,583	121,053,675
	d. Brian J. McNamara	1,043,761,260	3,750,851	3,346,923	121,053,675
	e. Jorge S. Mesquita	1,027,811,366	19,678,187	3,369,482	121,053,675
	f. Anindita Mukherjee	1,031,783,495	15,775,118	3,300,442	121,053,675
	g. Jane Hamilton Nielsen	1,044,996,518	2,640,336	3,252,181	121,053,675
	h. Paul A. Price	1,024,674,524	22,892,257	3,292,254	121,053,675
	i. Patrick T. Siewert	1,016,476,901	31,029,865	3,352,269	121,053,675
	j. Michael A. Todman	1,008,862,832	36,645,243	5,350,960	121,053,675
	k. Dirk Van de Put	973,015,250	72,330,109	5,513,675	121,053,675

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
982,114,750	64,064,931	4,679,353	121,053,675

3.	Our shareholders approved the Performance Incentive Plan, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,007,317,793	37,504,246	6,036,996	121,053,675

4.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2024, based on the following voting results:

For	Against	Abstain	Broker Non- Votes
1,118,939,592	49,686,954	3,286,164	0

5.	Our shareholders did not approve a shareholder proposal to require an Audit Committee subcommittee study on company affiliations, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
6,517,894	1,028,025,893	16,315,248	121,053,675

6.	Our shareholders did not approve a shareholder proposal to require an independent chair of the board, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
320,731,062	711,091,703	19,036,270	121,053,675

7.	Our shareholders did not approve a shareholder proposal to adopt targets and publicly report quantitative metrics to eradicate child labor from cocoa supply chain, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
232,575,316	804,270,139	14,013,580	121,053,675

8.	Our shareholders did not approve a shareholder proposal to adopt targets and publicly report quantitative metrics to eradicate child labor from cocoa supply chain, based on the following voting results.

For	Against	Abstain	Broker Non- Votes
324,941,658	711,274,571	14,642,806	121,053,675

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Mondelēz International, Inc. 2024 Performance Incentive Plan (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-8 filed with the SEC on May 22, 2024).+
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

+     Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: May 22, 2024

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